UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-01	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 28, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2016 (the “Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.1, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class X-B, Class X-C, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $604,174,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), SG Americas Securities, LLC (“SGAS”), CastleOak Securities, L.P. (“CastleOak”), Citigroup Global Markets Inc. (“CGMI”) and Goldman, Sachs & Co. (“GS&Co.” and, together with CF&Co., SGAS, CastleOak and CGMI, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 22, 2016 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. CF&Co. and SGAS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated January 26, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

All of the Private Certificates, having an aggregate initial principal amount of $99,377,602, were sold to CF&Co., SGAS, CastleOak, CGMI and GS&Co. (and, together with CF&Co., SGAS, CastleOak and CGMI, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 22, 2016, among the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between the Depositor and CCRE, (ii) Société Générale (“SocGen”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 1, 2016 (the “SocGen Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.2, between the Depositor and SocGen, and (iii) Liberty Island Group I LLC (“LIG”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 1, 2016 (the “LIG Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement and the SocGen Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) and as to which an executed version is attached hereto as Exhibit 99.3, between the Depositor, Liberty Island Group LLC and LIG.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SocGen and LIG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,998,390, were approximately $705,088,047. Of the expenses paid by the Depositor, approximately $60,000 were paid directly to affiliates of the Depositor, approximately $329,771 in the form of fees were paid to the Underwriters and the Initial Purchasers, $15,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,653,619 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Prudential Asset Resources, Inc. will act as primary servicer with respect to 5 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of January 1, 2016 (the “PAR Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.6, between Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association.

Berkeley Point Capital LLC will act as primary servicer with respect to 4 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of January 1, 2016 (the “Berkeley Point Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.5, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Element LA will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of October 9, 2015 (the “Element LA Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.5, among Cantor Commercial Real Estate Lending, L.P., as Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B holder, Goldman Sachs Mortgage Company, as Note A-2A holder, and Goldman Sachs Mortgage Company, as Note A-2B holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Empire Mall will initially be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2015 (the “WFCM 2015-P2 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (b) that certain Co-Lender Agreement, dated as of December 23, 2015 (the “Empire Mall Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.6, by and between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Société Générale, as Note A-4 holder, and Société Générale, as Note A-5 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 215 West 34th Street & 218 West 35th Street will initially be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “215 West 34th Street & 218 West 35th Street Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.7, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as AG Life Time Fitness Portfolio will initially be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “AG Life Time Fitness Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.8, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as One Commerce Plaza will initially be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “One Commerce Plaza Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.9, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Springfield Mall will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2015 (the “COMM 2015-LC23 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.3, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor, and (b) that certain Co-Lender Agreement, dated as of November 17, 2015 (the “Springfield Mall Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.10, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as NMS Los Angeles Multifamily Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE27 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.4, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor, (b) that certain Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association (the “NMS Los Angeles Multifamily Portfolio Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.4, and (c) that certain Co-Lender Agreement, dated as of October 29, 2015 (the “NMS Los Angeles Multifamily Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.11, among Cantor Commercial Real Estate Lending, L.P., as Note

A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated January 26, 2016. The related registration statement (file no. 333-207567) was originally declared effective on December 8, 2015.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated January 26, 2016 and as filed with the Securities and Exchange Commission on January 28, 2016. In connection with such Prospectus, the Co-Principal Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the WFCM 2015-P2 Pooling and Servicing Agreement, the COMM 2015-LC23 Pooling and Servicing Agreement, the COMM 2015-CCRE27 Pooling and Servicing Agreement, the Element LA Co-Lender Agreement, the Empire Mall Co-Lender Agreement, the 215 West 34th Street & 218 West 35th Street Co-Lender Agreement, the AG Life Time Fitness Portfolio Co-Lender Agreement, the One Commerce Plaza Co-Lender Agreement, the Springfield Mall Co-Lender Agreement, the NMS Los Angeles Multifamily Portfolio Co-Lender Agreement, the 11 Madison Avenue Co-Lender Agreement, the Mortgage Loan Purchase Agreements, the NMS Los Angeles Multifamily Portfolio Primary Servicing Agreement, the KeyBank Primary Servicing Agreement and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 1	Underwriting Agreement, dated as of January 22, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.5	Co-Lender Agreement, dated as of October 9, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B holder, Goldman Sachs Mortgage Company, as Note A-2A holder, and Goldman Sachs Mortgage Company, as Note A-2B holder.

Exhibit 4.6	Co-Lender Agreement, dated as of December 23, 2015, by and between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Société Générale, as Note A-4 holder, and Société Générale, as Note A-5 holder.

Exhibit 4.7	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P.,

as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.

Exhibit 4.8	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.9	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

Exhibit 4.10	Co-Lender Agreement, dated as of November 17, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

Exhibit 4.11	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 26, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., Liberty Island Group I LLC and Liberty Island Group LLC.

Exhibit 99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.

Exhibit 99.5	Primary Servicing Agreement, dated as of January 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

Exhibit 99.6	Primary Servicing Agreement, dated as of January 1, 2016, between Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2016	CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.

	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: CoCEO-CCRE

W. TURNER BOOTH

REVIEWED

LEGAL DEPARTMENT

CFCRE 2016-C3: FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of January 22, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.	(E)

4.1	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)

4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.3	Pooling and Servicing Agreement, dated as of November 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.	(E)

4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.5	Co-Lender Agreement, dated as of October 9, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1A holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B holder, Goldman Sachs Mortgage Company, as Note A-2A holder, and Goldman Sachs Mortgage Company, as Note A-2B holder.	(E)

4.6	Co-Lender Agreement, dated as of December 23, 2015, by and between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Société Générale, as Note A-4 holder, and Société Générale, as Note A-5 holder.	(E)

4.7	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.	(E)

4.8	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)

4.9	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)

4.10	Co-Lender Agreement, dated as of November 17, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder	(E)

4.11	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP, dated January 28, 2016 (included as part of Exhibit 5).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 26, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., Liberty Island Group I LLC and Liberty Island Group LLC.	(E)

99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.	(E)

99.5	Primary Servicing Agreement, dated as of January 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)

99.6	Primary Servicing Agreement, dated as of January 1, 2016, between Prudential Asset Resources, Inc. and Wells Fargo Bank, National Association.	(E)